Exhibit 10.6.4

Note: Certain portions have been omitted from this Agreement in accordance with a request for confidential treatment submitted to the Securities and Exchange Commission. Omitted information has been replaced with an asterisk. Omitted information has been filed separately with the Securities and Exchange Commission.

Amendent N° 4 to the

A320 Family Purchase Agreement

This Amendment N° 4 (this “Amendment”) dated January 31st, 2008 is made between Airbus S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France (the “Seller”), and Aerovias del Continente Americano S.A. Avianca, a Colombian sociedad anonima created and existing under Colombian law having its registered office at administrative Avenida Calle 26 No. 92-30 Bogota, Colombia (the “Buyer”).

WHEREAS :

(A)

The Buyer and the Seller have signed on the 16th April 2007 an A320 Family Purchase Agreement amended and restated under reference 337.008/07 for the sale by the Seller and purchase by the Buyer of thirty-three (33) A320 Family Aircraft (together with all Exhibits, Appendices and Letter Agreements thereto, as may be amended from time to time, referred to as the “Agreement”).

(B)	[*]

(C)	The Buyer and the Seller hereby wish to amend certain provisions of the Agreement in accordance with this Amendment [*].

(D)	It is understood that this Amendment, upon execution thereof, shall constitute an integral and non-severable part of the said Agreement and that all terms and conditions of the Agreement shall apply to this Amendment, unless otherwise agreed upon herein.

(E)	Capitalised terms used herein and not otherwise defined in this Amendment shall have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment.

NOW IT IS HEREBY AGREED AS FOLLOWS:

1.	Amendments.

(a)	Clause 0 of the Agreement is amended by inserting, [*] the following:

[*]

AVA – A320 Family PA
Reference : 337.0035/07

Amendment N°4 – Page 1/6

and by inserting, [*], the following:

[*]

and by inserting, [*]:

[*]

AVA – A320 Family PA
Reference : 337.0035/07

Amendment N°4 – Page 2/6

(b)	Clause 5.3.3 of the Agreement is hereby amended and restated to read in its entirety as follows:

“Such Predelivery Payments shall be made in accordance with the following schedule:

Due date of payments	Percentage of Predelivery Payments Reference¨Price

Upon signature of this Agreement	[*]

On the first day of each of the following months prior to the Scheduled Delivery Month

[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

In the event the above schedule results in any Predelivery Payments falling due prior to the date of signature of the Agreement, [*].

[*]

(c)	Clause 5.10 of the Agreement is hereby amended and restated to read in its entirety as follows:

[*]

(d)	Clause 5.11 of the Agreement is hereby amended and restated to read in its entirety as follows:

[*]

(e)	Clause 20.1 of the Agreement is hereby amended and restated to read in its entirety as follows:

[*]

2.	INTENTIONALLY LEFT BLANK

3.	INTENTIONALLY LEFT BLANK

AVA – A320 Family PA
Reference : 337.0035/07

Amendment N°4 – Page 3/6

4.	Miscellaneous

This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to content of this Amendment. This Amendment shall become effective upon signature.

The Agreement shall be deemed to be amended to incorporate the terms and conditions hereof, and, except as specifically amended hereby, shall continue in full force and effect in accordance with its original terms.

If there is any conflict or inconsistency between the terms and provisions of the Agreement and this Amendment, the latter shall prevail to the extent of such conflict or inconsistency.

This Amendment may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission) shall be an original, and the counterparts together shall constitute one and the same instrument.

5.	Assignment

Except as provided in Clause 21 of the Agreement, this Amendment is not transferable, and the Buyer’s rights under this Amendment shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise to any person other than the Buyer. Any unauthorised assignment, sale, transfer or other alienation of the Buyer’s rights under this Amendment with respect to any Aircraft will be void and without effect.

6.	Confidentiality

The Amendment (and its existence) shall be treated by the Buyer and the Seller as confidential in accordance with Clause 22.12 of the Agreement and shall not be released in whole or in part to any third party except as may be required by law, or to professional advisors for the implementation hereof.

AVA – A320 Family PA
Reference : 337.0035/07

Amendment N°4 – Page 4/6

IN WITNESS WHEREOF this Amendment was entered into the day and year first above written.

Airbus S.A.S.

By:	/s/ Christophe Mourey
	Name:	Christophe Mourey
	Title:	Senior Vice President Contracts

Aerovias del Continente Americano S.A. Avianca

By:	/s/ Juan Carlos Sarabia
	Name:	Juan Carlos Sarabia
	Title:	Attorney-in-fact

AVA – A320 Family PA
Reference : 337.0035/07

Amendment N°4 – Page 5/6

Schedule 1

[*] Aircraft

[*]	Aircraft no.	Scheduled Delivery Month
[*]	1	September 2008
[*]	2	November 2008
[*]	10	June 2009
[*]	11	June 2009
[*]	12	September 2009
[*]	13	September 2009

AVA – A320 Family PA
Reference : 337.0035/07

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